EXHIBIT 10.24L

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

FORTY-EIGHTH AMENDMENT

OF THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Forty-eighth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003 (CSG document no. 1926320), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by each of CSG and TWC (the “Execution Date”), CSG and TWC agree that the effective date of this Amendment shall be August 30, 2011 (the “Effective Date”).

Following the Effective Date of this Amendment, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree as follows:

1.	As of the Effective Date of this Amendment, all references in Attachment A to Exhibit C-4 of the Agreement to “EBPP” shall be deleted and replaced with “Precision eBPP™”.

2.	TWC desires to purchase and CSG desires to provide the Precision eBPP™ Test Environment as defined below and provided for herein. Therefore, the following changes shall be made to the Agreement:

(a)	Schedule C, entitled “Basic Services and Additional Services and Associated Exhibits”, of the Agreement is hereby amended to add the following under “Additional Services”:

Precision eBPP™ Test Environment

(b)	In addition, Schedule C, entitled “Basic Services and Additional Services and Associated Exhibits”, of the Agreement is hereby amended to add the following under “Services Description”:

Precision eBPP™ Test Environment. Precision eBPP™ Test Environment is a single system/principle/agent (“SPA”) environment, based on TWC’s Shared Customer Test Environment (“SCTE”), dedicated to TWC that will duplicate TWC’s production Precision eBPP™ functionality to allow TWC to undertake testing activities without impacting the production instance (the “Precision eBPP Test Environment”). The Precision eBPP™ Test Environment will support only delivery and/or maintenance of pre-release code prior to release of the production bundle. For clarification purposes, current processes with TWC for implementing pre-release code for ACP/ACSR®/SLBOS products will be unchanged under this Amendment.

(c)	Maintenance and support services shall be provided for the Precision eBPP™ Test Environment, as follows:

(i)	Scheduled maintenance for the Precision eBPP™ Test Environment will be performed by CSG between *:** ** *** *:** ** ******* ****, upon prior written notice to TWC (email to TWC’s designated contact for notice hereunder is sufficient) of such maintenance and its required duration.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(ii)	CSG’s Solution Support Center (“SSC”) will provide support for the Precision eBPP™ Test Environment for issue resolution (“IR”) ****** ******* ******, during the hours of *:** ** ** *:** *** ******* **** (excluding holidays and weekends)

(iii)	IR will be opened in the SSC as a “******** *” ticket and will be worked during the support hours indicated above, and as otherwise specified in this Amendment; production related tickets will continue to take priority over Precision eBPP™ Test Environment/region tickets

(iv)	Any Statement of Work or letter of authorization previously executed by CSG and TWC relating to CSG test environment support will be unchanged as a result of the maintenance and support provisions of this Amendment.

3.	As a result, Schedule F, Section III.C, under CSG SERVICES entitled “Payment Procurement”, of the Agreement is hereby amended to add the following fees:

Description of Item/Unit of Measure	Frequency	Fee
Precision eBPP™ Test Environment (Note 5)
a) Application and Configuration Fee (Note 1) (Note 4)	********	$	*********
b) Year 1 Maintenance Fee (Note 2)	********	$	*********
c) ******* Recurring Maintenance Fee. (Note 3)	*******	$	********

Note 1. The Application and Configuration Fee above has been invoiced by CSG and paid in full by TWC prior to the Execution Date , and the Services and Deliverables in relation thereto have been provided by CSG as set forth in that certain Statement of Work as of the Effective Date (CSG document no. 2302557) and the Agreement.

Note 2. The Year 1 Maintenance Fee above has been invoiced by CSG and paid in full by TWC prior to the Execution Date, and the maintenance and support services term therefor commenced as of the Effective Date of this Amendment for a period of one (1) year thereafter unless terminated as provided for herein or the Agreement, and the maintenance and support services in relation thereto shall be provided as set forth herein and the Agreement.

Note 3. Starting on the day of the first anniversary of the Effective Date of this Amendment, unless terminated as provided for herein or the Agreement, CSG shall invoice on a ******* basis and TWC shall pay (as provided in the Agreement) the ******* Recurring Maintenance Fee above during the Term of the Agreement (unless such maintenance and support is terminated as provided herein or the Agreement) which shall, further, be subject to the annual adjustment, pursuant to Section 5.4, Adjustment to Fees, of the Agreement, and such maintenance and support services in relation thereto shall be provided as set forth herein and the Agreement and will continue for each such ******* period unless terminated as provided for herein or the Agreement.

Note 4. SPAs supported in the Precision eBPP™ Test Environment shall be a reflection of the SPAs in the SCTE.

Note 5. The current processes with TWC for implementing CSG pre-release code into test environments, if any, for ACP/ACSR®/CSG SmartLink® BOS (“SLBOS”) products will be unchanged under this Amendment.

4.	In addition to TWC’s termination rights set forth in Article 6 of the Agreement, TWC shall also have the right in its sole discretion and at any time to terminate or discontinue its use of the Precision eBPP™ Test Environment. TWC will provide CSG with written notification of such termination or discontinuance which shall be provided pursuant to Section 12.9 of the Agreement. No further ******* Recurring Maintenance Fee or any other fee(s) in connection with such Precision eBPP™ Test Environment shall be due or payable by TWC to CSG as of the date of such termination/discontinuance. TWC shall not be entitled to reimbursement in any manner of any fees paid to CSG hereunder in connection with such Precision eBPP™ Test Environment as of the date of such termination or discontinuance.

[Signature Page Follows]

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

IN WITNESS WHEREOF, CSG and TWC cause this Amendment to be duly executed as of the Execution Date to be effective as of the Effective Date.

TIME WARNER CABLE INC. (“TWC”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Blaine Altaffer	By:	/s/ Michael J. Henderson

Name:	Blaine Altaffer	Name:	Michael J. Henderson

Title:	Group Vice President	Title:	EVP Sales & Marketing

Date:	November 6, 2012	Date:	11/19/2012